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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 30, 2001
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                              MASSEY ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                     1-7775                 95-0740960
(State or other jurisdiction of   (Commission File No. )     (I.R.S. Employer
         Incorporation)                                   Identification Number)


          4 North 4th Street, Richmond, Virginia             23219
         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (804) 788-1800


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Item 8.  Change in Fiscal Year.

     The Registrant has determined to change its fiscal year end from October 31 to December 31. The date of determination of such change was October 30, 2001. The Registrant will file on Form 10-K a report covering the former fiscal year ending October 31, 2001 and will file on Form 10-Q a report covering the transition period between the former fiscal year ending October 31, 2001 and the fiscal year beginning January 1, 2002.


                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MASSEY ENERGY COMPANY

November 2, 2001

                                     By: /s/ Roger L. Nicholson
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                                     Name:  Roger L. Nicholson
                                     Title: Vice President, Secretary &
                                             General Counsel